UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2011

ARTHROCARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-027422	94-3180312
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of Incorporation)		Number)

7500 Rialto Blvd., Building Two, Suite 100

Austin, TX 78735

(Address of principal executive offices, including zip code)

(512) 391-3900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events

On June 30, 2011, ArthroCare Corporation (“the Company”) sold the assets related to its Parallax® and Contour™ product lines to NeuroTherm, Inc. (“NeuroTherm”) for proceeds of $5.5 million in cash.  The transaction closed on June 30, 2011 and the Company currently estimates it will record an after-tax gain on the sale of $1.2 million in its second quarter.

The Company’s Parallax and Countour product lines were non-Coblation® spine products that the Company has previously reported as discontinued operations pursuant to generally accepted accounting principles.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTHROCARE CORPORATION

Date:	July 1, 2011	By:	/s/Todd Newton
Todd Newton
Senior Vice President and Chief Financial Officer